                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 22, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-34896) and related Prospectus of Pharsight Corporation for the registration of 4,312,500 shares of its common stock.


                                          /s/ ERNST & YOUNG LLP


                                          San Jose, California
                                          June 12, 2000